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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

            Ohio                        0-8076                    31-0854434
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                 Fifth Third Center
   38 Fountain Square Plaza, Cincinnati, Ohio                        45263
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (513) 534-5300

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 9.    Regulation FD Disclosure:

On August 14, 2002, each of the President and Chief Executive Officer, George A. Schaefer Jr., and Executive Vice President and Chief Financial Officer, Neal E. Arnold, of Fifth Third Bancorp submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIFTH THIRD BANCORP
                                                     (Registrant)



August 14, 2002                                      /s/ Neal E. Arnold
                                                     ---------------------------
                                                     Neal E. Arnold
                                                     Executive Vice President
                                                     and Chief Financial Officer

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Exhibit Index

Exhibit 99.1: Statement Under Oath of President and Chief Executive Officer dated August 14, 2002 (Principal Executive Officer)

Exhibit 99.2: Statement Under Oath of Executive Vice President and Chief Financial Officer dated August 14, 2002 (Principal Financial Officer)